AllianceBernstein
Blended Style Series

U.S. Large Cap Portfolio

Semi-Annual Report
December 31, 2002


Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed


This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.


LETTER TO SHAREHOLDERS
February 1, 2003

Dear Shareholder:

This report contains the performance, market overview and outlook for AllianceBernstein Blended Style Series--U.S. Large Cap Portfolio (the "Fund") for the semi-annual reporting period ended December 31, 2002.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in large-capitalization companies. In managing the Fund, Alliance applies its proprietary portfolio optimization model to a selection of "growth" and "value" stocks identified through application of its fundamental Large Cap Growth and Large Cap Value investment disciplines. Through this process, Alliance seeks to construct a single, unified investment portfolio, efficiently diversified between the "growth" and "value" equity investment styles, which is optimized to provide the highest level of long-term return for a given level of risk. Normally, approximately 50% of the value of the Fund's portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Alliance will periodically rebalance the portfolio to maintain this targeted allocation.

Investment Results

The following table provides the performance results for the Fund and its benchmark, the Standard & Poor's (S&P) 500 Stock Index, for the period from the Fund's inception on July 15, 2002 through December 31, 2002.

INVESTMENT RESULTS*
Period Ended December 31, 2002

                                          Total Returns
                                        Since Inception**
---------------------------------------------------------
AllianceBernstein
Blended Style Series -
U.S. Large Cap Portfolio
  Class A                                     -3.66%
  Class B                                     -3.95%
  Class C                                     -3.95%
S&P 500 Stock Index                           -2.71%

* The Fund's investment results are total returns since the Fund's inception on July 15, 2002 and are based on the net asset value (NAV) of each class of shares as of December 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

   The unmanaged Standard & Poor's (S&P) 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Blended Style Series - U.S. Large Cap Portfolio.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO o 1


** Inception date: 7/15/02.
   Additional investment results appear on pages 5-7.

As measured by the Fund's benchmark, the S&P 500 Stock Index, stocks fell 2.71% since the Fund's inception on July 15, 2002. In this volatile environment, the Fund slightly lagged its benchmark, with its Class A shares falling 3.66%. Stock selection drove the Fund's underperformance, with our investment in Tenet Healthcare largely accounting for the performance deficit and offsetting positive contributions from our investments in Nortel, Corning, and Hewlett Packard. We have since eliminated the Fund's position in Tenet Healthcare as our research showed that the regulatory problems faced by the company in the fourth quarter undermined its longer-term growth potential.

Market Overview

U.S. equities were weak over the summer, then rallied sharply in the fourth quarter as fresh positive economic data and an improved corporate earnings outlook helped assuage investors' recent high level of aversion to stock market risk. Overall however, 2002 was a volatile year with the S&P 500 Stock Index delivering its third consecutive year of double-digit losses.

After recovering from the lingering aftershocks of September 11th during the first quarter, a wave of corporate scandals and highly publicized bankruptcies sent shivers down the market's spine in the second quarter. Any stock with a hint of trouble was quickly disposed of, regardless of price, as investors sought safety at the expense of rich valuations. As corporate malfeasance faded from the headlines toward the end of the third quarter, volatility died down a bit and equity values recovered into the fourth quarter. Unfortunately, however, December saw renewed war rhetoric take center stage and, with escalating tensions in Iraq on investors' minds, the market ended the year on a sour note.

Portfolio Strategy

Thanks largely to its value holdings, the Fund's portfolio holdings were trading, at year-end, at an attractive 13 times 2003 estimated earnings against 16 times for the S&P 500 Stock Index. Meanwhile, as a result of its strong growth holdings, the Fund's portfolio holdings had a robust 3-year earnings growth rate of 14.2% versus a 10.6% for the S&P 500 Stock Index.


_______________________________________________________________________________
2 o ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO


Going forward, our strategy will continue to focus on a style blended approach. On the one hand, we plan to expose the Fund to companies that may benefit from potentially profitable trends, such as new product cycles, a rebound in investment-banking activity and technology, and a return of capital spending. On the other hand, we expect to keep a fair share of defensive holdings aimed at smoothing our ride through the current stormy markets.

Investment Outlook

As we look ahead, our bottom-up research process gives us reasons to be optimistic. The precipitous drop in stock prices in the past three years has brought down their valuations to near historical lows, and such a market landscape has allowed us to build a very attractive and well-positioned portfolio from both value and growth perspectives.

In this environment, we believe that research-based stock selection will be critical to generating a premium. Currently, equities appear very attractive to us versus fixed income securities. Our research suggests that the U.S. equity market should provide annualized returns between 9.0% and 9.5% going forward. We remain confident in our analysts' ability to uncover attractive investment opportunities, giving the fund potential to generate even higher returns.

There are many positive indicators for a market recovery. Gross domestic product is growing and productivity in the manufacturing sector has accelerated sharply, driving down costs. Consumer purchasing power is up significantly because wage growth is far outpacing inflation. Corporate profits have begun to rebound from depressed levels and businesses have already cut back on their capital spending and inventories, setting the stage for a period of replenishment and investment.

History has a way of putting periods like this in perspective. The most important lesson reinforced of late is that market leadership alternates between growth and value styles of investing. While these style cycles are a historical fact, their duration and magnitude are not predictable. Therefore, we believe a mix of both styles is the soundest approach to investing. This style blend produces an attractive portfolio with a price-to-earnings ratio lower than the market thanks to its value holdings and an earnings growth potential above the market thanks to its growth holdings.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO o 3


[GRAPHIC OMITTED]
John D. Carifa


[GRAPHIC OMITTED]
Lewis A. Sanders

The Fund is managed by a team of senior investment professionals with 28 years average experience. The team is led by Lewis A. Sanders, Vice-Chairman and Chief Investment Officer of Alliance Capital Management Corporation.


Thank you for your interest and investment in AllianceBernstein Blended Style Series--U.S. Large Cap Portfolio. We look forward to reporting the Fund's progress to you in the upcoming months.
Sincerely,


John D. Carifa
Chairman and President


Lewis A. Sanders
Senior Vice President


_______________________________________________________________________________
4 o ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO


PERFORMANCE UPDATE

ALLIANCEBERNSTEIN BLENDED STYLE SERIES --
U.S. LARGE CAP PORTOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/02*-12/31/02


[GRAPHIC OMITTED]


S&P 500 Stock Index: $9,729
AllianceBernstein Blended Style Series--U.S. Large Cap Portfolio Class A: $9,568

         AllianceBernstein Blended Style Series -
                  U.S. Large Cap Portfolio           S&P 500 Stock Index
-------------------------------------------------------------------------------
7/31/02*                        9,575                        10,000
8/31/02                         9,871                        10,065
9/30/02                         8,858                         8,972
10/31/02                        9,503                         9,762
11/30/02                       10,079                        10,336
12/31/02                        9,568                         9,729


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Blended Style Series - U.S. Large Cap Portfolio Class A shares (from 7/31/02* to 12/31/02) as compared to the performance of an appropriate index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's (S&P) 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

When comparing AllianceBernstein Blended Style Series--U.S. Large Cap Portfolio to the index shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Blended Style Series-U.S. Large Cap Portfolio.


*  Closest month-end after Fund's Class A share inception date of 7/15/02.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO o 5


PORTFOLIO SUMMARY
December 31, 2002 (unaudited)

INCEPTION DATES
Class A Shares
7/15/02
Class B Shares
7/15/02
Class C Shares
7/15/02

PORTFOLIO STATISTICS
Net Assets ($mil): $43.9


SECTOR BREAKDOWN
o   26.5%   Financial
o   15.3%   Consumer Growth
o   11.9%   Technology
o   11.1%   Consumer Cyclicals
o    7.5%   Utilities
o    4.2%   Energy
o    3.8%   Services
o    3.8%   Consumer Staples
o    2.5%   Non-Financial
o    2.4%   Capital Equipment
o    2.4%   Industrial Commodities

o    8.6%   Short-Term


All data as of December 31, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

_______________________________________________________________________________
6 o ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO


INVESTMENT RESULTS

CUMULATIVE TOTAL RETURNS AS OF DECEMBER 31, 2002

Class A Shares
-------------------------------------------------------------------------------
                    Without Sales Charge         With Sales Charge
Since Inception*         -3.66%                        -7.72%

Class B Shares
-------------------------------------------------------------------------------
                    Without Sales Charge          With Sales Charge
Since Inception*         -3.95%                        -7.79%

Class C Shares
-------------------------------------------------------------------------------
                    Without Sales Charge          With Sales Charge
Since Inception*         -3.95%                        -4.91%


The Fund's investment results represent cumulative total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception date for all shares classes: 7/15/02.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO o 7


TEN LARGEST HOLDINGS
December 31, 2002 (unaudited)

                                                                   Percent of
Company                                       U.S. $ Value         Net Assets
-------------------------------------------------------------------------------
Microsoft Corp.                               $ 2,119,700             4.8%
Pfizer, Inc.                                    1,742,490             4.0
Washington Mutual, Inc.                         1,588,380             3.6
American International Group, Inc.              1,504,100             3.4
MBNA Corp.                                      1,464,540             3.4
Freddie Mac                                     1,446,725             3.3
Kohl's Corp.                                    1,342,800             3.1
Viacom, Inc. Cl.B                               1,100,520             2.5
Norfolk Southern Corp.                          1,099,450             2.5
Wal-Mart Stores, Inc.                           1,060,710             2.4
                                              $14,469,415            33.0%


MAJOR PORTFOLIO CHANGES
July 15, 2002* to December 31, 2002 (unaudited)

                                                           Shares
-------------------------------------------------------------------------------
                                                                  Holdings
Purchases                                          Bought        12/31/2002
-------------------------------------------------------------------------------
American International Group, Inc.                 26,000          26,000
Freddie Mac                                        24,500          24,500
Kohl's Corp.                                       24,000          24,000
MBNA Corp.                                         77,000          77,000
Microsoft Corp.                                    41,000          41,000
Norfolk Southern Corp.                             55,000          55,000
Pfizer, Inc.                                       57,000          57,000
Viacom, Inc. Cl.B                                  27,000          27,000
Wal-Mart Stores, Inc.                              21,000          21,000
Washington Mutual, Inc.                            46,000          46,000


* Commencement of operations.


_______________________________________________________________________________
8 o ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO


PORTFOLIO OF INVESTMENTS
December 31, 2002 (unaudited)

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-94.1%
Financial-27.3%
Banks-2.1%
Citigroup, Inc.                                  26,000      $   914,940

Life Insurance-0.9%
MetLife, Inc.                                    15,000          405,600

Multi-Line Insurance-8.4%
Aetna, Inc.                                      13,500          555,120
American International Group, Inc.               26,000        1,504,100
CIGNA Corp.                                      15,000          616,800
UnitedHealth Group, Inc.                         12,000        1,002,000
                                                             ------------
                                                               3,678,020

Personal Loans-3.3%
MBNA Corp.                                       77,000        1,464,540

Property - Casualty Insurance-2.1%
The Chubb Corp.                                  17,500          913,500

Regional Banks-1.7%
FleetBoston Financial Corp.                      30,000          729,000

Savings & Loan-8.8%
Fannie Mae                                       13,000          836,290
Freddie Mac                                      24,500        1,446,725
Washington Mutual, Inc.                          46,000        1,588,380
                                                             ------------
                                                               3,871,395
                                                             ------------
                                                              11,976,995

Consumer Growth-15.8%
Drugs-6.8%
Amgen, Inc.(a)                                   19,550          945,047
Pfizer, Inc.                                     57,000        1,742,490
Schering-Plough Corp.                            13,000          288,600
                                                             ------------
                                                               2,976,137

Entertainment-2.5%
Viacom, Inc. Cl.B(a)                             27,000        1,100,520

Hospital Supplies-4.1%
Johnson & Johnson                                17,000          913,070
Medtronic, Inc.                                  19,500          889,200
                                                             ------------
                                                               1,802,270

Other Medical-1.3%
Cardinal Health, Inc.                            10,000          591,900


_______________________________________________________________________________
ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Radio-TV Broadcasting-1.1%
Comcast Corp. Special Cl.A (a)                   20,500      $   463,095
                                                             ------------
                                                               6,933,922

Technology-12.2%
Communication-Equipment Manufacturers-2.4%
Corning, Inc.(a)                                158,800          525,628
Nortel Networks Corp.(a)                        334,100          537,901
                                                             ------------
                                                               1,063,529

Computers-3.4%
Dell Computer Corp.(a)                           22,000          588,280
Hewlett-Packard Co.                              52,000          902,720
                                                             ------------
                                                               1,491,000

Computer Services Software-4.8%
Microsoft Corp.(a)                               41,000        2,119,700

Miscellaneous-Industrial-0.4%
Ingram Micro, Inc. Cl.A(a)                       14,000          172,900

Semiconductors-0.4%
Intel Corp.                                      11,000          171,270

Telecommunications-0.8%
Nokia Corp. (ADR) (Finland)                      22,000          341,000
                                                             ------------
                                                               5,359,399

Consumer Cyclicals-11.4%
Autos & Auto Parts-2.5%
Dana Corp.                                        4,800           56,448
Lear Corp.(a)                                    27,000          898,560
Magna International, Inc. (Canada) Cl. A          2,400          134,760
                                                             ------------
                                                               1,089,768

Household-Appliances Durables-0.3%
Whirlpool Corp.                                   3,000          156,660

Retailers-8.6%
Kohl's Corp.(a)                                  24,000        1,342,800
Lowe's Cos., Inc.                                16,000          600,000
Sears, Roebuck & Co.                             27,500          658,625
The May Department Stores Co.                     5,000          114,900
Wal-Mart Stores, Inc.                            21,000        1,060,710
                                                             ------------
                                                               3,777,035
                                                             ------------
                                                               5,023,463


_______________________________________________________________________________
10 o ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Utilities-7.7%
Electric Companies-6.9%
American Electric Power Company, Inc.            38,000       $1,038,540
Constellation Energy Group, Inc.                 18,000          500,760
PPL Corp.                                        22,500          780,300
Sempra Energy                                     6,800          160,820
Wisconsin Energy Corp.                           21,000          529,200
                                                             ------------
                                                               3,009,620

Telephone-0.8%
Qwest Communications International, Inc.(a)      74,000          370,000
                                                             ------------
                                                               3,379,620

Energy-4.3%
Oil-Integrated Domestic-4.3%
ConocoPhillips                                   20,000          967,800
Valero Energy Corp.                              25,000          923,500
                                                             ------------
                                                               1,891,300

Services-3.9%
Railroads-3.9%
CSX Corp.                                        22,000          622,820
Norfolk Southern Corp.                           55,000        1,099,450
                                                             ------------
                                                               1,722,270

Consumer Staples-3.9%
Retail Stores-Drugs-0.9%
Walgreen Co.                                     14,500          423,255

Soaps-1.4%
The Procter & Gamble Co.                          7,000          601,580

Tobacco-1.6%
Philip Morris Cos., Inc.                         17,000          689,010
                                                             ------------
                                                               1,713,845

Non-Financial-2.6%
Home Building-2.6%
Centex Corp.                                     12,500          627,500
Pulte Homes, Inc.                                10,500          502,635
                                                             ------------
                                                               1,130,135

Capital Equipment-2.5%
Electrical Equipment-1.9%
Cooper Industries, Ltd., Cl.A                    13,000          473,850
General Electric Co.                             14,000          340,900
                                                             ------------
                                                                 814,750


_______________________________________________________________________________
ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO o 11


                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-Capital Good- 0.6%
Parker-Hannifin Corp.                             6,000      $   276,780
                                                             ------------
                                                               1,091,530

Industrial Commodities-2.5%
Chemicals-0.4%
Eastman Chemical Co.                              4,500          165,465

Paper-2.1%
Georgia-Pacific Corp.                            15,000          242,400
MeadWestvaco Corp.                               27,000          667,170
                                                             ------------
                                                                 909,570

                                                             ------------
                                                               1,075,035

Total Common Stocks
  (Cost $41,481,894)                                          41,297,514

SHORT-TERM INVESTMENT-8.8%
Time Deposit-8.8%
Bank of New York
  0.75%, 1/02/03
  (cost $3,880,000)                              $3,880        3,880,000

Total Investments-102.9%
  (cost $45,361,894)                                          45,177,514
Other assets less liabilities-(2.9%)                          (1,269,689)

Net Assets-100%                                              $43,907,825


(a) Non-income producing security.
    Glossary :
    ADR - American Depositary Receipt.
    See notes to financial statements.


_______________________________________________________________________________
12 o ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
December 31, 2002 (unaudited)

Assets
Investments in securities, at value (cost $45,361,894)             $45,177,514
Cash                                                                     9,092
Receivable for investment securities sold                            4,750,115
Receivable for capital stock sold                                    1,109,905
Deferred offering costs                                                 81,085
Interest receivable                                                     62,079
Total assets                                                        51,189,790

Liabilities
Payable for investment securities purchased                          7,051,026
Advisory fee payable                                                    15,804
Payable for capital stock redeemed                                       3,963
Accrued expenses and other liabilities                                 211,172
Total liabilities                                                    7,281,965
Net Assets                                                         $43,907,825

Composition of Net Assets
Capital stock, at par                                              $     4,569
Additional paid-in capital                                          44,376,043
Distributions in excess of net investment income                       (52,036)
Accumulated net realized loss on investment transactions              (236,371)
Net unrealized depreciation of investments                            (184,380)
                                                                   $43,907,825

Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($14,462,973 / 1,503,388 shares of capital stock
  issued and outstanding)                                               $ 9.62
Sales charge--4.25% of public offering price                               .43
Maximum offering price                                                  $10.05

Class B Shares
Net asset value and offering price per share
  ($19,524,773 / 2,033,581 shares of capital stock
  issued and outstanding)                                               $ 9.60

Class C Shares
Net asset value and offering price per share
  ($7,813,296 / 813,794 shares of capital stock
  issued and outstanding)                                               $ 9.60

Advisor Class Shares
Net asset value, redemption and offering price per share
  ($2,106,783 / 218,739 shares of capital stock
  issued and outstanding)                                               $ 9.63


See notes to financial statements.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO o 13


STATEMENT OF OPERATIONS
For the period July 15, 2002* to December 31, 2002 (unaudited)

Investment Income
Dividends (net of foreign taxes
  withheld of $153)                                   $143,780
Interest                                                12,552       $ 156,332

Expenses
Advisory fee                                            82,608
Distribution fee--Class A                                9,509
Distribution fee--Class B                               34,872
Distribution fee--Class C                               12,590
Amortization of offering expenses                       69,915
Administrative                                          63,900
Custodian                                               33,113
Audit and legal                                         32,426
Organization expenses                                   30,000
Printing                                                13,760
Transfer agency                                         11,262
Directors' fees                                          7,267
Registration                                               286
Miscellaneous                                            3,424
Total expenses                                         404,932
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                         (230,572)
Net expenses                                                           174,360
Net investment loss                                                    (18,028)

Realized and Unrealized Loss on
Investment Transactions
Net realized loss on investments                                      (236,371)
Net change in unrealized appreciation/depreciation
  of investments                                                      (184,380)
Net loss on investment transactions                                   (420,751)

Net Decrease in Net Assets from Operations                           $(438,779)


*  Commencement of operations.
   See notes to financial statements.


_______________________________________________________________________________
14 o ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO


STATEMENT OF CHANGES
IN NET ASSETS

                                                     For the period
                                                     July 15, 2002*
                                                           to
                                                      December 31,
                                                          2002
                                                      (unaudited)
                                                     --------------
Decrease in Net Assets from Operations
Net investment loss                                   $   (18,028)
Net realized loss on investment transactions             (236,371)
Net change in unrealized appreciation/
  depreciation of investments                            (184,380)
Net decrease in net assets from operations               (438,779)

Dividends to Shareholders from
Net investment income
  Class A                                                 (18,817)
  Class B                                                  (7,954)
  Class C                                                  (3,022)
  Advisor Class                                            (4,215)

Capital Stock Transactions
Net increase                                           44,280,612
Total increase                                         43,807,825

Net Assets
Beginning of period                                       100,000
End of period                                         $43,907,825


*  Commencement of operations.
   See notes to financial statements.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO o 15


NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (unaudited)

NOTE A
Significant Accounting Policies

AllianceBernstein Blended Style SeriesU.S. Large Cap Portfolio (the "Fund") was organized under the laws of the State of Maryland on April 24, 2002. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund commenced operations on July 15, 2002. The Fund offers Class A, Class B, Class C and Advisor Class shares. Prior to commencement of operations on July 15, 2002, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") on July 10, 2002, of 10 shares each of Class A, Class B and Class C shares for $100 each, and 9,970 shares of Advisor Class Shares for $99,700. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily market able securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and


_______________________________________________________________________________
16 o ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO


asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $30,000 were charged to the Fund as incurred prior to commencement of operations and reimbursed by the Adviser. Offering expenses of $151,000 have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO o 17


6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser a monthly fee at an annual rate of .95% of the first $5 billion of the Fund's average daily net assets, .90% of the excess over $5 billion up to $7.5 billion of the Fund's average daily net assets, .85% of the excess over $7.5 billion up to $10 billion of the Fund's average daily net assets and .80% of the excess over $10 billion of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated July 15, 2002, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from April 24, 2002 (date of organization of Fund) through August 31, 2003, to the extent necessary to prevent total fund operating expenses from exceeding the annual rate of 1.65% of average daily net assets for Class A shares, 2.35% of average daily net assets for Class B shares and Class C shares and 1.35% of average daily net assets for Advisor Class shares. For the period ended December 31, 2002, such reimbursement amount to $59,257. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than August 31, 2005, provided that repayment does not result in the Fund's aggregate expenses exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. For the period ended December 31, 2002, expenses in the amount of $99,915 were waived and reimbursed by the Adviser that are subject to repayment.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended December 31, 2002, the Adviser agreed to waive its fees for such services. Such waiver amounted to $63,900.


_______________________________________________________________________________
18 o ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO


The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the period ended December 31, 2002, such fees amounted to $11,250. The Transfer Agent agreed to waive a portion of its fees for such services. Such waiver amounted to $7,500.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $10,793 from the sale of Class A shares and, $2,833 and $248 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the period ended December 31, 2002.

Brokerage commissions paid on investment transactions for the period ended December 31, 2002, amounted to $77,068, of which $36,849 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $642,494 and $135,206 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government and government agency obligations) aggregated $42,612,043 and $893,779, respectively, for the period ended December 31, 2002. There were no purchases or sales of U.S. government or government agency obligations for the period ended December 31, 2002.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO o 19


At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $1,526,604 and gross unrealized depreciation of investments was $1,710,984, resulting in net unrealized depreciation of $184,380, excluding foreign currency transactions.

NOTE E
Capital Stock

There are 24,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 6,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                                       Shares          Amount
-------------------------------------------------------------------------------
                                                      July 15,        July 15,
                                                    2002(a) to      2002(a) to
                                                  December 31,    December 31,
                                                          2002            2002
                                                   (unaudited)     (unaudited)
-------------------------------------------------------------------------------
Class A
Shares sold                                          1,551,532     $15,147,526
Shares issued in reinvestment of dividends               1,706          16,918
Shares redeemed                                        (49,860)       (457,535)
Net increase                                         1,503,378     $14,706,909

Class B
Shares sold                                          2,077,962     $20,014,876
Shares issued in reinvestment of dividends                 543           5,375
Shares redeemed                                        (44,934)       (427,376)
Net increase                                         2,033,571     $19,592,875

Class C
Shares sold                                            822,121     $ 7,984,018
Shares issued in reinvestment of dividends                 214           2,125
Shares redeemed                                         (8,551)        (78,798)
Net increase                                           813,784     $ 7,907,345

Advisor Class
Shares sold                                            220,030     $ 2,182,102
Shares issued in reinvestment of dividends                 168           1,667
Shares redeemed                                        (11,429)       (110,286)
Net increase                                           208,769     $ 2,073,483


(a)  Commencement of operations.


_______________________________________________________________________________
20 o ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO


NOTE F
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended December 31, 2002.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO o 21


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


-----------------------------------------------------------------------------------------
                                        Class A      Class B      Class C   Advisor Class
                                        July 15,     July 15,     July 15,       July 15,
                                     2002(a) to   2002(a) to   2002(a) to      2002(a) to
                                    December 31, December 31, December 31,   December 31,
                                           2002         2002         2002            2002
                                     (unaudited)  (unaudited)  (unaudited)    (unaudited)
-----------------------------------------------------------------------------------------
Net asset value, beginning of period        $10.00       $10.00       $10.00       $10.00

Income From Investment Operations
Net investment income (loss)(b)(c)             .01         (.02)        (.02)         .02
Net realized and unrealized loss on
  investment transactions                     (.37)        (.37)        (.37)        (.37)
Net decrease in net asset value
  from operations                             (.36)        (.39)        (.39)        (.35)

Less: Dividends
Dividends from net investment income          (.02)        (.01)        (.01)        (.02)
Net asset value, end of period               $9.62        $9.60        $9.60        $9.63

Total Return
Total investment return based on
  net asset value(d)                         (3.66)%      (3.95)%      (3.95)%      (3.51)%
Ratios/Supplemental Data

Net assets, end of period
  (000's omitted)                          $14,463      $19,525       $7,813       $2,107
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements(e)                         1.65%        2.35%        2.35%        1.35%
  Expenses, before waivers/
    reimbursements(e)                         3.67%        4.21%        4.15%       11.47%
  Net investment income (loss)(c)(e)           .13%        (.53)%       (.53)%        .39%
Portfolio turnover rate                          5%           5%           5%           5%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.


_______________________________________________________________________________
22 o ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO


GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

sector

A group of securities that are similar with respect to maturity, type rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO o 23


ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/02.


_______________________________________________________________________________
24 o ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO


ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment

You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o  Automatic Investment Program

Build your investment account by having money automatically transferred from your bank account on a regular basis.

o  Dividend Direction Plans

You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o  Auto Exchange

You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o  Systematic Withdrawals

Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o  E-Statements and Electronic Delivery

Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o  A Choice of Purchase Plans

Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o  Telephone Transaction

Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o  Alliance Answer: 24-Hour Information

For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o  The Alliance Advance

A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital.

You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.


* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO o 25


BOARD OF TRUSTEES

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS
Marilyn G. Fedak, Senior Vice President
James G. Reilly, Senior Vice President
Lewis A. Sanders, Senior Vice President
Thomas J.Bardong, Vice President
Giulio A. Martini, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian
Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissell LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll Free: (800) 221-5672


(1)  Member of the Audit Committee


_______________________________________________________________________________
26 o ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO


ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


_______________________________________________________________________________
ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO2 o 27


NOTES


_______________________________________________________________________________
28 o ALLIANCEBERNSTEIN BLENDED STYLE SERIES--U.S. LARGE CAP PORTFOLIO


AllianceBernstein Blended Series--
U.S. Large Cap Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

R These registered service marks used under license from the owner, Alliance Capital
Management L.P.

ABBSSR1202